SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2003

VARCO INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-13309 (Commission File Number)	76-0252850 (I.R.S. Employer Identification No.)

2000 W. Sam Houston Parkway South,

Suite 1700

Houston, Texas 77042

(Address of principal executive offices and zip code)

(281) 953-2200

(Registrant’s telephone number, including area code)

Item 7.	Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is filed with this Form 8-K:

99.1    Press Release dated May 16, 2003.

Item 9.	Regulation FD Disclosure (Information provided under Item 12—Disclosure of Results of Operations and Financial Condition).

Pursuant to Securities and Exchange Commission Release No. 33-8216, dated March 27, 2003, the information provided herein is being furnished under Item 12 of Form 8-K.

On May 16, 2003, we issued a press release containing nonpublic, historical financial information. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any of our filings, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARCO INTERNATIONAL, INC.

By:	/s/ CLAY C. WILLIAMS
Name: Title:	Clay C. Williams Vice President and Chief Financial Officer

Date: May 16, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated May 16, 2003.